Clipper Fund, Inc.

Ticker: CFIMX			Performance Results
CUSIP: 188850-10-1				Clipper	S&P 500
12 B-1 Fee:		None	Jan 31	0.59%	-1.46%
Management Fee		1.00%	Feb 28	1.26%	-1.93%
01 Expense Ratio:			Mar 31	3.77%	3.76%
Net of Expense Reduction		1.08%	1st Qtr.	5.70%	0.28%
Gross of Expense Reduction		1.12%	Apr 30	-1.13%	-6.06%
01 Distribution Yield		4.44%	May 31	2.15%	-0.74%
01 Turnover Rate		23.40%	Jun 30	-7.13%	-7.12%
01 Total return		10.26%	2nd Qtr.	-6.21%	-13.40%
			Jul 31	-1.73%	-7.80%
Portfolio Characteristics as of 9/30/02			Aug 31	4.02%	0.66%
P/E IBES		10.8	Sep 30	-14.25%	-10.87%
P/B Ratio		3.2	3rd Qtr.	-12.34%	-17.28%
EPS Growth (L2)		18.8	Oct 31
Sales Growth		20.4	Nov 30
Payout Ratio		53.1	Dec 31
Avg Wtd Mkt Cap ($Bil)		33.696	4th Qtr.	0.00%	0.00%
Med Mkt Cap ($Bil)		10.715	YTD	-13.10%	-28.16%
SEC Yield		3.71%	Trailing Returns 9/30/02
Number of Stocks		35	1 yr	-5.56%	-20.49%
# of Accounts		27,315	3 yr	9.10%	-12.88%
			5 yr	10.19%	-1.63%
Top Ten Holdings as of 9/30/02			7 yr	14.34%	6.52%
1	Tyco International Ltd.	9.9	10 yr	15.00%	8.99%
2	Freddie Mac	7.3	Incep.	15.49%	12.25%
3	Philip Morris Companies Inc.	5.9
4	Fannie Mae	4.7	2002
5	Electronic Data Systems Corpororation	4.7	Mo.-End	NAV's	Net Assets	Shares
6	El Paso Corporation	3.9	Dec 2001	$83.53	$2,685,130,618	32,143,926.699
7	American Express Company	3.7	Jan	$84.02	$3,004,594,626	35,762,472.861
8	Equity Residential	3.3	Feb	$85.08	$3,333,479,997	39,179,725.277
9	Kraft Foods Inc. Class A	3.0	Mar	$88.29	$3,908,747,952	44,271,578.362
10	UST Inc.	2.9	Apr	$87.29	$4,255,954,768	48,754,880.659
			May	$89.17	$4,615,392,825	51,759,925.103
Top Ten Sectors as of 9/30/02			Jun	$82.81	$4,358,507,674	52,630,277.176
1	Food & Tobacco	17.5	Jul	$81.38	$4,300,127,808	52,838,990.044
2	Mortgage Finance	14.1	Aug	$84.65	$4,840,071,306	57,175,198.543
3	Industrial & Electrical Equipment	10.9	Sep	$72.59	$4,173,848,000	57,494,989.888
4	Real Estate Investments	9.4	Oct
5	Health Care	9.2	Nov
6	Retailers	6.6	Dec
7	Special Situations & Other	5.2	High	89.96	04/10/02
8	Insurance & Financial Services	4.7	Low	72.38	09/24/02
9	Computer Services	4.7
10	Energy	3.9	Month of September
				NAV	Assets(M)	YTD %
P/A Composition as of 9/30/02			3-Sep	$82.34	$4,709.2	-1.42%
Cash & Accruals		1%	4-Sep	$82.97	$4,745.4	-0.67%
Zero Coupon Government Bonds		0%	5-Sep	$82.52	$4,721.2	-1.21%
Short Term Notes		8%	6-Sep	$82.61	$4,727.7	-1.10%
Stocks		91%	9-Sep	$83.77	$4,797.1	0.29%
Total		100%	10-Sep	$83.73	$4,798.0	0.24%
			11-Sep	$84.67	$4,860.2	1.36%
2001 Year End Distribution			12-Sep	$83.04	$4,783.4	-0.59%
Record Date		12/19/2001	13-Sep	$82.94	$4,782.6	-0.71%
Ex/Re-invest Date		12/21/2001	16-Sep	$82.61	$4,760.6	-1.10%
Pay Date		12/26/2001	17-Sep	$80.36	$4,638.4	-3.80%
Re-Invest NAV		$82.87	18-Sep	$79.87	$4,611.8	-4.38%
NOI		$1.07657	19-Sep	$76.99	$4,443.2	-7.83%
STCG		$1.84702	20-Sep	$76.00	$4,387.0	-9.01%
LTCG		$0.89914	23-Sep	$74.72	$4,317.0	-10.55%
Total		$3.82273	24-Sep	$72.38	$4,177.9	-13.35%
			25-Sep	$73.76	$4,244.7	-11.70%
Historical Risk Analysis			26-Sep	$75.79	$4,355.7	-9.27%
	Clipper	S&P 500	27-Sep	$73.07	$4,207.2	-12.52%
Std Dev	12.17	15.54	30-Sep	$72.59	$4,181.9	-13.10%
Beta	0.58	1.00
R2	0.54	1.00

These returns assume redemption at the end of each period and the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value. For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. A prospectus containing more information, including charges and expenses, may be obtained from the Fund by calling (800)776-5033. Please read the prospectus carefully before investing.

Last Updated on 10/15/2002